UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 13, 2021

BTCS Inc.

(Exact Name of Registrant as Specified in Charter)

Nevada	000-55141	90-1096644
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9466 Georgia Avenue #124 Silver Spring, MD	20910
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (202) 430-6576

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 DFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	NA	NA

ITEM 7.01 Regulation FD Disclosure.

On May 13, 2021, BTCS Inc. issued a press release providing an update for the quarter ended March 31, 2021 as well for April and May 2021.

A copy of the press release is furnished as Exhibit 99.1 to this report. The information contained in the press release attached as Exhibit 99.1 to this report shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section. Furthermore, the information contained in the press release attached as Exhibit 99.1 to this report shall not be deemed to be incorporated by reference in the filings of the Company under the Securities Act of 1933.

ITEM 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
99.1	BTCS Inc. Press Release

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BTCS INC.

Dated: May 13, 2021	By:	/s/ Charles W. Allen
Charles W. Allen
Chief Executive Officer